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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Texas                       1-31447                   74-0694415
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


            1111 Louisiana
            Houston, Texas                                          77002
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

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ITEM 5. OTHER EVENTS.

     On December 5, 2002, CenterPoint Energy, Inc. announced that its Board of Directors had declared a pro rata distribution of approximately 19% of the outstanding shares of common stock of its wholly owned subsidiary, Texas Genco Holdings, Inc., to CenterPoint Energy's common shareholders of record as of the close of business on December 20, 2002. On January 6, 2003, CenterPoint Energy completed the distribution. Immediately after the distribution, CenterPoint Energy owned 64,764,240.7 of the 80,000,000 outstanding shares of Texas Genco common stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     The following exhibit is filed herewith:

     99.1 Press release issued by CenterPoint Energy on January 6, 2003


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CENTERPOINT ENERGY, INC.



    Date:  January 6, 2003                    By:  /s/ James S. Brian
                                                   -----------------------------
                                                   James S. Brian
                                                   Senior Vice President
                                                   and Chief Accounting Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                        EXHIBIT DESCRIPTION

 99.1          Press release issued by CenterPoint Energy on January 6, 2003